================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2004


                            ------------------------


                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


                            ------------------------


            North Carolina                             001-16485                             56-2169715
    (State or other jurisdiction               (Commission File Number)         (I.R.S. Employer Identification No.)
          of incorporation)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01.         Other Events.

         On December 15, 2004, Krispy Kreme Doughnuts, Inc. (the "Company") issued a press release announcing that its Form 10-Q for the quarter ended October 31, 2004 cannot be completed by the extended filing deadline of December 15, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         As discussed in the Company's Report on Form 10-Q dated September 10, 2004 for the period ended August 1, 2004, on August 30, 2004, the Audit Committee retained an independent law firm to investigate certain issues relating to an amount recorded in error in an acquisition in fiscal 2004; the acquisition in question was the Company's acquisition of its Michigan franchise. Following its investigation, the independent law firm concluded that neither the Company nor any of its employees engaged in any intentional misconduct related to these issues. The Company's independent auditors subsequently requested that the independent law firm perform certain additional procedures, primarily related to a further review of certain electronic files. The independent law firm performed its additional procedures and did not change its conclusion. The dollar amount recorded in error would reduce net income for fiscal 2004 by less than 1% and net income for the fiscal 2004 third quarter by 2.1%. Accordingly, management and the Audit Committee believe that this amount is immaterial to the Company's financial statements.

         Certain other errors and related proposed adjustments have been identified with respect to the Company's historical financial statements for fiscal 2004, which the Company is reviewing. These proposed adjustments, as well as the matter discussed in the preceding paragraph, primarily relate to the accounting for the Company's acquisitions of its Michigan and Northern California franchises and would reduce net income for fiscal 2004 by 2.7% and net income for the fiscal 2004 second, third and fourth quarters by 1.9%, 2.1% and 6%, respectively. Subject to the outcome of the Special Committee's investigation discussed below, management and the Audit Committee believe that these matters are immaterial to the Company's financial statements. Two of the proposed adjustments involve treating as compensation expense, rather than as purchase price, a part of the disproportionate purchase prices paid to a former operating manager of the Michigan franchise and a former operating manager of the Northern California franchise, each of whom worked for the Company for a short period of time. The amounts of these two adjustments are subject to judgment. If it is determined that all of the disproportionate amounts of these purchase prices should be considered compensation expense, the Company's net income would be reduced by 7.6% for fiscal 2004 and by 23% for the fiscal 2004 fourth quarter.

         As discussed in the Company's Current Report on Form 8-K dated October 4, 2004, the Company has formed a Special Committee of two new independent directors that is currently engaged in investigating matters raised by the Securities and Exchange Commission (which has issued a formal order of private investigation), claims asserted in pending shareholder derivative actions, matters raised by the Company's independent auditors and other matters relevant to the Special Committee's work, including but not limited to the matters described in the preceding two paragraphs. There can be no assurance that, upon completion of the Special Committee's investigation, the Special Committee will not conclude, either for quantitative or qualitative reasons, that the Company's historical financial statements require restatement.

         The Company's independent auditors have informed the Company that, prior to completion of the Special Committee's investigation and their review of its report, they will not complete their review of the financial statements contained in the Company's Quarterly Report on Form 10-Q for the period ended August 1, 2004 or the financial statements to be contained in the Quarterly Report on Form 10-Q for the period ended October 31, 2004.


Item 9.01.         Financial Statements and Exhibits.

         (c)       Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description

          99.1 Press release ("Krispy Kreme Updates Status of Form 10-Q Filing")dated December 15, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             KRISPY KREME DOUGHNUTS, INC.
Dated: December 15, 2004

                                             By:  /s/ Michael C. Phalen
                                                  ------------------------------

                                                    Michael C. Phalen
                                                    Chief Financial Officer

                                                                    EXHIBIT 99.1


Investor Contact:                   Mike Phalen
                                    Chief Financial Officer
                                    Krispy Kreme Doughnuts, Inc.
                                    336.733.3707

Financial Media Contact:            Robbin E. Moore
                                    Investor Relations Director
                                    Krispy Kreme Doughnuts, Inc.
                                    336.726.8857

                 KRISPY KREME UPDATES STATUS OF FORM 10-Q FILING

Winston-Salem, NC (December 15, 2004) - Krispy Kreme Doughnuts, Inc. (NYSE:KKD) today announced that the Company will be unable to file its Form 10-Q for the fiscal quarter ended October 31, 2004 by the extension deadline of December 15, 2004.

On December 13, 2004, the Company filed a Notification of Late Filing on Form 12b-25 stating that its quarterly report on Form 10-Q for the period ended October 31, 2004 could not be filed timely due to ongoing analysis related to the accounting treatment of certain franchise matters in the Company's third fiscal quarter, primarily concerning the Company's consolidation of KremeKo, Inc., its area developer for Central and Eastern Canada. As soon as practicable following the completion of its ongoing analysis, the Company will file with the SEC a quarterly report on Form 10-Q for the period ended October 31, 2004. The ongoing analysis is primarily related to the timing of consolidating KremeKo, Inc. and the accounting treatment of certain other franchise matters including, but not limited to, classification of certain items in the Company's third fiscal quarter. The primary accounting matter being evaluated relates to whether KremeKo, Inc. should be presented in our financial statements on a consolidated basis from the time of our adoption of Interpretation 46 (R) issued by the Financial Accounting Standards Board ("FIN 46-R") as of the end of the first quarter, which ended May 2, 2004, as opposed to the end of the third quarter, which ended October 31, 2004. The Company has historically accounted for KremeKo, Inc. using the equity method of accounting, which has been applied for the first three quarters of fiscal 2005. While this difference in the timing of adoption would generally not affect net income (loss), the Company's analysis also includes the accounting for and classification of certain other items that could be affected by the conclusion reached. Based on the analysis performed to date, the Company believes that the outcome of its ongoing analysis will not have a material impact on net loss for the quarter ended October 31, 2004 or the preliminary balance sheet as of October 31, 2004, as presented in the Company's Form 8-K dated November 22, 2004.

The Company is filing a Form 8-K disclosing the matters discussed above and relating to the previously disclosed Audit Committee investigation, the pending Special Committee investigation and certain errors and related proposed adjustments that have been identified with respect to the Company's fiscal 2004 financial statements.

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including the Company's signature Hot Original Glazed. Krispy Kreme currently operates 437 stores (comprised of 399 factory stores and 38 satellites) in 45 U.S. states, Australia, Canada, Mexico and the United Kingdom. Krispy Kreme can be found on the World Wide Web at www.krispykreme.com.


                                      # # #

Information contained in this press release, other than historical information, should be considered forward-looking. In particular, the Company believes that the outcome of its ongoing analysis of the accounting treatment for certain franchise matters will not have a material impact on net loss for the quarter ended October 31, 2004 or the preliminary balance sheet as of October 31, 2004. Forward-looking statements are subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are its dependence on franchisees to execute its store expansion strategy, supply issues, changes in consumer preferences and perceptions, the failure of new products or cost saving initiatives to contribute to financial results in the timeframe or amount currently estimated, the outcome of the pending formal investigation by the United States Securities and Exchange Commission, the pending shareholder class action, the pending shareholder derivative actions, the pending Special Committee investigation, our auditors' ongoing review of our financial statements, and numerous other factors discussed in Krispy Kreme's periodic reports, proxy statements filed with the Securities and Exchange Commission.